CONVERTIBLE AND OTHER NOTES PAYABLE	12 Months Ended
Dec. 31, 2011
CONVERTIBLE AND OTHER NOTES PAYABLE

8. CONVERTIBLE AND OTHER NOTES PAYABLE

During March 2006, the Company completed a private placement offering for an aggregate $4,000,000 principal amount of 6% convertible promissory notes, or the Notes, due on March 28, 2008. The aggregate principal amount and accrued but unpaid interest on the Notes, which totaled $4,351,165, automatically converted upon the closing of the September 2007 equity financing into 1,684,085 shares of common stock at a conversion price of $2.58, which was equal to 90% of the per share price of the shares sold in the Financing. Due to the beneficial conversion feature resulting from the discounted conversion price, a discount of $483,463 was recorded as interest expense with a corresponding credit to additional paid-in capital. In addition, in conjunction with the conversion of the convertible debt, the Company issued fully vested warrants to the note holders to purchase 168,337 shares of common stock to the holders of the Notes. The warrants were valued at $288,000 using the Black-Scholes option-pricing model and the following assumptions: exercise price $2.71, a 3.98% risk-free interest rate, a 5 year contractual term, a dividend rate of 0%, and 68% expected volatility. The cost of the warrants was included in interest expense in the accompanying Statements of Operations, and as an increase in additional paid-in capital.

On July 24, 2007, the Company issued an 8% promissory note to an existing stockholder in the amount of $1,500,000. The note was due and payable on November 24, 2007. An upfront fee of $30,000 was netted against the gross proceeds. The note was paid in full on September 11, 2007, along with an additional fee of $120,000. The upfront and additional fees were charged to interest expense in the period ended September 30, 2007.